EXHIBIT 99.2

                     Form of Section 906 Certification

                CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                     PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Annual Report of SaiphT Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2002 (the "Report"), I, Jason Daggett, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jason Daggett
__________________________________
Jason Daggett
Chief Financial Officer

Date:  March 28, 2003